Exhibit 10.3
JPMorgan Chase Bank, N.A.
Global Trade Services
300 South Riverside Plaza
Mail Code IL1-0236
Chicago, IL 60606-0236
JUN 9, 2010
OUR L/C NO.: L5LS-851519
APPLICANT REF. NO.: DOE
APPLICANT:
APOLLO GROUP, INC.
4025 SOUTH RIVERPOINT PARKWAY
MAIL STOP CF-KX01
PHOENIX, AZ 85040
IRREVOCABLE LETTER OF CREDIT
TO BENEFICIARY:
U.S. DEPARTMENT OF EDUCATION
PERFORMANCE IMPROVEMENT AND PROCEDURES
FEDERAL STUDENT AID/PROGRAM COMPLIANCE
830 FIRST STREET, NE, UCP3, MS 5435
WASHINGTON, DC 20002-8019
ATTN: VERONICA PICKETT, DIRECTOR
DATE: JUNE 09, 2010
AMOUNT: USD125,792,594.00
(U.S. DOLLARS ONE HUNDRED TWENTY FIVE MILLION SEVEN HUNDRED NINETY TWO THOUSAND FIVE HUNDRED NINETY FOUR AND 00/100)
EXPIRATION DATE: JUNE 30, 2012
DEAR SIR/MADAM:
WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER L5LS-851519 (“LETTER OF CREDIT”) IN YOUR FAVOR FOR THE ACCOUNT OF:
THE UNIVERSITY OF PHOENIX, INC.
4025 SOUTH RIVERPOINT PARKWAY
MAIL STOP CF-KX01
PHOENIX, AZ 85040
REF: OPE-ID #: 02098800
HEREAFTER, THE UNIVERSITY OF PHOENIX, INC. (“INSTITUTION”), IN THE AMOUNT

184459 Fernando, Jayasri	Page 1 of 3

JPMorgan Chase Bank, N.A.
Global Trade Services
300 South Riverside Plaza
Mail Code IL1-0236
Chicago, IL 60606-0236
JUN 9, 2010
OUR L/C NO.: L5LS-851519
APPLICANT REF. NO.: DOE
OF USD125,792,594.00 (U.S. DOLLARS ONE HUNDRED TWENTY FIVE MILLION SEVEN HUNDRED NINETY TWO THOUSAND FIVE HUNDRED NINETY FOUR AND 00/100)), AVAILABLE BY YOUR DRAFT (OR DRAFTS DRAWN ON US) AT SIGHT ACCOMPANIED BY:
A) THE ORIGINAL OF THIS LETTER OF CREDIT INSTRUMENT (ALONG WITH ORIGINALS OF ALL AMENDMENTS), AND
B) A STATEMENT SIGNED BY THE SECRETARY (“SECRETARY”), U.S. DEPARTMENT OF EDUCATION (“DEPARTMENT”), (SIGNING AS SUCH), OR THE SECRETARY’S REPRESENTATIVE, CERTIFYING THAT THE DRAFTED FUNDS WILL BE USED FOR ONE OR MORE OF THE FOLLOWING PURPOSES, AS DETERMINED BY THE SECRETARY:
1) TO PAY REFUNDS OF INSTITUTIONAL OR NON-INSTITUTIONAL CHARGES OWED TO OR ON BEHALF OF CURRENT OR FORMER STUDENTS OF THE INSTITUTION, WHETHER THE INSTITUTION REMAINS OPEN OR HAS CLOSED; AND/OR
2) TO PROVIDE FOR THE “TEACH-OUT” OF STUDENTS ENROLLED AT THE TIME OF THE CLOSURE OF THE INSTITUTION; AND/OR
3) TO PAY ANY LIABILITIES OWING TO THE SECRETARY ARISING FROM ACTS OR OMISSIONS BY THE INSTITUTION, ON OR BEFORE THE EXPIRATION OF THIS LETTER OF CREDIT, IN VIOLATION OF REQUIREMENTS SET FORTH IN THE HIGHER EDUCATION ACT OF 1965, AS AMENDED (“HEA”), INCLUDING THE VIOLATION OF ANY AGREEMENT ENTERED INTO BY THE INSTITUTION WITH THE SECRETARY REGARDING THE ADMINISTRATION OF PROGRAMS UNDER TITLE IV OF THE HEA.
SHOULD THE INSTITUTION FAIL TO RENEW THE LETTER OF CREDIT WITHIN TEN (10) DAYS PRIOR TO ITS EXPIRATION, AS DIRECTED BY THE DEPARTMENT, THE DEPARTMENT MAY CALL THE LETTER OF CREDIT AND PLACE THE FUNDS IN AN ESCROW ACCOUNT AT THE DEPARTMENT PENDING A PROMPT DETERMINATION OF THE EXTENT TO WHICH THOSE FUNDS WILL BE USED IN ACCORDANCE WITH SUBPARAGRAPHS 1) THROUGH 3), ABOVE.
WE HEREBY AGREE WITH YOU THAT PARTIAL DRAWINGS ARE PERMITTED AND THAT

184459 Fernando, Jayasri	Page 2 of 3

JPMorgan Chase Bank, N.A.
Global Trade Services
300 South Riverside Plaza
Mail Code IL1-0236
Chicago, IL 60606-0236
JUN 9, 2010
OUR L/C NO.: L5LS-851519
APPLICANT REF. NO.: DOE
DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED UPON DUE PRESENTATION AT OUR OFFICES ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT.
THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP 98), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 590.
PLEASE ADDRESS ALL CORRESPONDENCE REGARDING THIS LETTER OF CREDIT TO: JPMORGAN CHASE BANK, N.A., C/O JPMORGAN TREASURY SERVICES, GLOBAL TRADE SERVICES, 333 SOUTH GRAND AVENUE, SUITE 3600, LOS ANGELES, CA 90071, ATTN.: STANDBY LETTERS OF CREDIT. SHOULD YOU HAVE ANY QUESTIONS CONCERNING THIS LETTER OF CREDIT PLEASE REFER YOU INQUIRY TO OUR CUSTOMER SERVICES AREA AT THE FOLLOWING TELEPHONE NUMBER: 1-800-634-1969 AND HAVE THIS LETTER OF CREDIT NUMBER AVAILABLE.
PRINTED LEGAL NAME:
AGNES MARTINEZ
DATE SIGNED:
JUNE 09, 2010
PRINTED OFFICIAL TITLE OF AUTHORIZED SIGNER:
ASST. VICE PRESIDENT

/s/ Agnes Martinez
AUTHORIZED SIGNATURE
Agnes Martinez Assistant Vice President

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